UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2021

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02    Results of Operations and Financial Condition.
On February 2, 2021, Globe Life Inc. issued a press release announcing its fourth quarter 2020 financial results. A copy of the press release is incorporated herein by reference and is provided as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.
Item 9.01    Financial Statement and Exhibits.
(a)Financial Statements of businesses acquired.
Not applicable.
(b)Pro forma financial information.
Not applicable.
(c)Shell company transactions.
Not applicable
(d)Exhibits.
(99.1) Globe Life Inc. Q4 FY 2020 Press Release dated February 2, 2021
(104) Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: February 2, 2021

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary